2014 First Quarter Conference Call

Speakers Scott Bonikowsky Vice-President, Corporate Affairs & Investor Relations Marc Caira President & Chief Executive Officer Cynthia Devine Chief Financial Officer 2

Safe Harbor Statement Certain information in this presentation, particularly information regarding future performance, finances, and plans, expectations and objectives of management, and other information, constitutes forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We refer to all of these as forward-looking statements. Various factors including competition in the quick service segment of the food service industry, general economic conditions and others described as "risk factors" in the Company's 2013 Annual Report on Form 10-K filed on February 25, 2014, and our Quarterly Report on Form 10-Q filed on May 7, 2014 with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators, could affect the Company's actual results and cause such results to differ materially from those expressed in, or implied by, forward-looking statements. As such, readers are cautioned not to place undue reliance on forward-looking statements contained in this presentation, which speak only as to management's expectations as of the date hereof. Forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to, assumptions about: (i) prospects and execution risks concerning our growth strategy; (ii) the absence of an adverse event or condition that damages our strong brand position and reputation; (iii) the absence of a material increase in competition or in volume or type of competitive activity within the quick service restaurant segment of the food service industry; (iv) cost and availability of commodities; (v) the absence of an adverse event or condition that disrupts our distribution operations or impacts our supply chain; (vi) continuing positive working relationships with the majority of the Company’s restaurant owners; (vii) the absence of any material adverse effects arising as a result of litigation; (viii) there being no significant change in the Company’s ability to comply with current or future regulatory requirements; (ix) the ability to retain our senior management team or the inability to attract and retain new qualified personnel; (x) the Company’s ability to maintain investment grade credit ratings; (xi) the Company’s ability to obtain financing on favorable terms; and (xii) general worldwide economic conditions. We are presenting this information for the purpose of informing you of management's current expectations regarding these matters, and this information may not be appropriate for any other purpose. We assume no obligation to update or alter any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. Please review the Company's Safe Harbor Statement at www.timhortons.com/ca/en/about/safeharbor.html. 3

Marc Caira President & Chief Executive Officer

Strategic Plan 2014-2018 Lead, Defend & Grow A Must-Win Battle Grow, Learn, Expand U.S.CANADA INTERNATIONAL Winning in the New Era 5

Canada: Category Leadership Turkey Sausage Breakfast Sandwich Crispy Chicken Sandwich Menu Innovations Coffee Leadership Food Leadership 6

Narrowing the Average Cheque Gap Digital Menu Boards Combo-focused menu boards Hash Brown Warm Kettle Chips 7 Appealing side dishes

Delivering the Ultimate Guest Experience Gain Consumer Insights Double-Double Card Barcode Scanners New POS System TimsTV Operational ExcellenceDifferentiated Innovation Embracing technology 8

U.S.: A Must-Win Battle Drive AUVs to improve returns Existing assets Develop menu items to appeal directly to American consumers New promotional approaches to drive trial and loyalty Optimize the model to increase profit and drive growth New assets Significantly reduce capital intensity Work with other prospective partners and franchisees in the U.S. Our goal is to drive our U.S. business to a new, profitable level of growth based on the following objectives 9

International: Grow, Learn, Expand Important to enter with a strong local partner 10

Q1 2014 Overview Significantly improved year-over-year same- store sales growth Improved profitability Completed recapitalization Strategic plan launched to Win in the New Era 11

Building on our Brand Strength in Canada of Canadian Brands in Canada of Worldwide Brands Source: Reputation Institute study Appointed New Chief Brand and Marketing Officer PETER NOWLAN 12

Cynthia Devine Chief Financial Officer

Top-Line Sales Growth 2014 Q1 2013 Q1 Systemwide Sales Growth (1)* 4.6% 2.5% 7.9% 7.8% Same-Store Sales Growth (2) 1.6% (0.3)% 1.9% (0.5)% Percentages represent year-over-year comparisons, unless otherwise noted. *Constant currency basis. (1)Systemwide sales growth includes restaurant sales at both Franchised and Company-operated restaurants. (2)Same-stores sales growth includes sales at Franchised and Company-operated restaurants open for 13 months or more. See information on slide 21 regarding these measures 14

Q1 2014 – Revenues ($CDN M) 2014 Q1 2013 Q1 % Change Sales Distribution sales $452.3 $431.2 4.9% Company-operated restaurant sales 5.3 6.0 (11.4)% Sales from VIEs 83.4 86.8 (3.9)% 541.0 523.9 3.3% Franchise revenues Rents & royalties 199.5 187.5 6.4% Franchise fees 25.9 20.2 28.1% 225.4 207.7 8.5% Total Revenue $766.4 $731.5 4.8% All numbers rounded 15

Q1 2014 – Costs and Expenses ($CDN M) 2014 Q1 2013 Q1 % Change Cost of sales $473.6 461.4 2.7% Operating expenses 81.3 75.7 7.3% Franchise fee costs 27.7 22.6 22.8% General & administrative expenses 39.2 38.7 1.4% Equity (income) (3.3) (3.3) (0.1)% Corporate reorganization expenses - 9.5 N/M Other expense (income), net 2.7 (0.8) N/M Total costs & expenses, net $621.1 603.6 2.9% All numbers rounded. N/M – Not Meaningful. 16

Q1 2014 – Earnings Highlights ($CDN M) 2014 Q1 2013 Q1 % Change Operating income $145.3 $127.9 13.6% Adjusted operating income 145.3 137.4 5.7% Interest expense, net (15.7) (7.7) N/M Income taxes 37.2 33.3 11.9% Net income attributable to noncontrolling interests 1.4 0.8 N/M Net income attributable to THI $90.9 $86.2 5.5% Diluted EPS attributable to THI $0.66 $0.56 16.9% Diluted weighted average shares outstanding (millions) 138.6 153.5 (9.8)% All numbers rounded. N/M - Not Meaningful *Adjusted operating income is a non-GAAP measure, based on operating income and excluding corporate reorganization expenses of $9.5 million in Q1 2013. Please refer to slide 22 for the reconciliation to Operating Income, the closest GAAP measure and details of the reconciling items. 17

Q1 2014 – Segment Results ($CDN M) 2014 Q1 2013 Q1 % Change Canada $153.5 $145.8 5.2% U.S. $4.4 $0.9 N/M Corporate Services $(14.5) $(10.7) 36.3% All numbers rounded. N/M – Not Meaningful. 18

Completed Recapitalization DEBT FINANCING SHARE REPURCHASE ACCRETIVE TO EPS November 2013 $450m March 2014 $450m $900M $1.0B of shares repurchased August 2013- April 2014 Additional ~$200m authorized for repurchases by February 2015 19

Appendix 20

Systemwide Sales Growth & Same-store Sales Total systemwide sales growth includes restaurant level sales at both Company-operated and franchised restaurants. Substantially all of our systemwide restaurants were franchised as at March 30, 2014. Systemwide sales growth is determined using a constant exchange rate where noted, to exclude the effects of foreign currency translation. U.S. dollar sales are converted to Canadian dollar amounts using the average exchange rate of the base year for the period covered. For the first quarter of 2014, systemwide sales on a constant currency basis increased 5.1% compared to the first quarter of 2013. Systemwide sales growth in Canadian dollars, including the effects of foreign currency translation, was 5.9% in the first quarter of 2014. Systemwide sales are important to understanding our business performance as they impact our franchise royalties and rental income, as well as our distribution income. Changes in systemwide sales are driven by changes in average same-store sales and changes in the number of systemwide restaurants, and are ultimately driven by consumer demand. We believe systemwide sales and same-store sales growth provide meaningful information to investors regarding the size of our system, the overall health and financial performance of the system, and the strength of our brand and restaurant owner base, which ultimately impacts our consolidated and segmented financial performance. Franchised restaurant sales are not generally included in our Condensed Consolidated Financial Statements (except for certain non-owned restaurants consolidated in accordance with applicable accounting rules). The amount of systemwide sales impacts our rental and royalties revenues, as well as distribution revenues. 21

Information on Non-GAAP Measure: Adjusted Operating Income Reconciliation of Adjusted Operating Income Q1 2014 Q1 2013 Operating income $145.3 $127.9 Add: Corporate reorganization expenses - 9.5 Adjusted operating income $145.3 $137.4 * All numbers rounded. Adjusted operating income is a non-GAAP measure. Management uses adjusted operating income to assist in the evaluation of year- over-year performance and believes that it will be helpful and meaningful to investors as a measure of underlying operational growth rates. This non-GAAP measure is not intended to replace the presentation of our financial results in accordance with GAAP. The Company’s use of the term adjusted operating income may differ from similar measures reported by other companies. Adjusted operating income should not be considered a measure of income generated by our business. Our management team compensates for these limitations by relying primarily on GAAP results, and by using adjusted operating income on a supplemental basis. The reconciliation of operating income, a GAAP measure, to adjusted operating income, a non-GAAP measure, is set forth in the table below. 22